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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                         ------------------------


                                 FORM 8-K

                              CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    September 5, 2002
                                                    (September 4, 2002)


                     HARRAH'S ENTERTAINMENT, INC.
       (Exact name of registrant as specified in its charter)


            DELAWARE                  1-10410               62-1411755
  (State or other jurisdiction      (Commission          (I.R.S. Employer
        of incorporation)           File Number)        Identification No.)


                ONE HARRAH'S COURT
                 LAS VEGAS, NEVADA                              89119
     (Address of Principal Executive Offices)                 (Zip Code)



                                   (702) 407-6000
                --------------------------------------------------
               (Registrant's telephone number, including area code)


                --------------------------------------------------
           (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS

     On September 4, 2002, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

                 99(1) Text of press release, dated September 4, 2002, of the Registrant.



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                                     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRAH'S ENTERTAINMENT, INC.



Date:  September 5, 2002                By:  /s/ Brad L. Kerby
                                        ---------------------------------------
                                        Name:   Brad L. Kerby
                                        Title:  Vice President, Corporate
                                                Counsel, and Secretary